EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in her capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

17 Oct 2012	/s/ M. Shân Atkins
Date	M. Shân Atkins

POWER OF ATTORNEY

The undersigned, in her capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

10/17/12	/s/ Wendy A. Beck
Date	Wendy A. Beck

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

10-17-12	/s/ Dr. Frank M. Gambino
Date	Dr. Frank M. Gambino

POWER OF ATTORNEY

The undersigned, in her capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, her attorney and agent to execute in her name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

10/17/2012	/s/ Yvonne R. Jackson
Date	Yvonne R. Jackson

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

10/17/12	/s/ Frederick J. Morganthall, II
Date	Frederick J. Morganthall, II

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

Oct. 17, 2012	/s/ Timothy J. O’Donovan
Date	Timothy J. O’Donovan

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer of Spartan Stores, Inc., appoints DENNIS EIDSON and DAVID M. STAPLES, or either of them, with full power of substitution, his attorney and agent to execute in his name one or more Registration Statements on Form S-8 to register the offering and sale of shares of Spartan Stores, Inc. common stock, no par value and plan interests pursuant to the Spartan Stores, Inc. Savings Plus Plan, and Spartan Stores, Inc. Savings Plus Plan for Union Associates, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

10-16-12	/s/ Craig C. Sturken
Date	Craig C. Sturken